 Bankwell Financial Group1Q’18 Investor Presentation

 Safe Harbor  This presentation may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

Bankwell's Story

Bankwell is one of the fastest growing and most profitable community banks in Connecticut.


BANKWELL MILESTONES
ASSETS
Dollars in thousands
$0
2002
Founded The Bank of New Canaan
$190,906
2007
Holding Company formed (BNC Financial Group)
$247,041
2008
Founded second bank, The Bank of Fairfield
$395,708
2010
Founded third bank, Stamford First Bank, a division of The Bank of New Canaan
$779,618
2013
The banks merge into "Bankwell"; Bankwell acquires The Wilton Bank
$1,099,531
2014
Bankwell acquires Quinnipiac Bank & Trust Company
$1,628,919
2016
Named one of the "Top 100 Best Performing Community Banks of 2016"1
$1,796,607
2017
Named to Sandler O'Neill "Sm-All Stars Class of 2017"2
$1,831,243
1Q18
Named "#1 Bank in Fairfield County for Customer Service"

1 Bankwell was named one of the "Top 100 Best Performing Community Banks of 2016" between $1 billion and $10 billion in assets nationwide based on certain metrics for the year ended December 31, 2016 by S&P Global Market Intelligence

2 Bankwell was named one of 29 banks nationwide to make the Sandler O'Neill + Partners list of "Sm-All Stars", and the only CT bank to make the list

3

 Industry and Community Recognition  Named by S&P Global Market Intelligence one of the “Top 100 Best Performing Community Banks of 2016”  Named by Banking Choice Awards “#1 Bank in Fairfield County for Customer Service”  Named to Sandler O’Neill “Sm-All Stars Class of 2017”

 Bankwell Profile  $1.83B asset Connecticut-based bank with focus on CRE and C&I lending9 existing branches in Fairfield & New Haven Counties, with 3 new branches scheduled to open in 2Q’18  Company Overview NASDAQ: BWFG  $158MM deposits per branch, highest in Fairfield & New Haven Counties1Attractive core market of Fairfield County / Bridgeport-Stamford-Norwalk MSAMost affluent MSA in the Nation in per capita personal income (PCPI)   1 Source: S&P Global Market Intelligence’s Branch Competitors & Pricing Report as of 6/30/17, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)   Existing branches (9) Branches to be opened in 2Q’18 (3) Fairfield County

 Why Bankwell?   Consistently strong performer in highly attractive markets  1 as of March 31st, 20182 as of March 28th, 2018

2018 Strategic Priorities

Balance Sheet Diversification / Loan Growth

- Strategic expansion of C&I lending
- Price "smart", defend NIM through disciplined growth

Deposit Growth

- Open three new branches
- Launch online deposit gathering
- Key Treasury Management initiatives, targeting Municipalities, Professional Services

Credit Quality

- Maintain discipline
- Expand portfolio management capabilities

Customer Service

- Named "#1 Bank in Fairfield County for Customer Service"

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 1Q’18 Highlights  Profitability  Growth  Stability  $4.6 million Net Income1.03% Return on Average Assets 11.35% Return on Equity$21.12 Tangible Book Value  $1.6 billion of gross loans, 9% growth year over year$1.4 billion of deposits, 7% growth year over year3 new branches on track to open in 2Q’18$12.7MM of assets per employee  Increased dividend 71% in 1Q’18Considered “Well Capitalized” with 9.90% Tier 1 Leverage11.18% CET1/RWA12.35% Total Capital / RWA

 Consolidated Statement of Income   1Q’18 4Q’17 1Q’17Total Interest Income $18.6 $18.7 $16.4Total Interest Expense $4.9 $4.8 $3.5Net Interest Income $13.7 $13.9 $12.9(Credit) / Provision for Loan Losses $0.0 $(0.5) $0.5Net Interest Income after Provision $13.7 $14.4 $12.4Non Interest Income $1.3 $1.5 $1.3Non Interest Expense $9.2 $8.6 $8.2Pre-Tax Income $5.8 $7.4 $5.4Income Tax Expense $1.2 $5.3 $1.7Reported Net Income (Loss) $4.6 $2.1 $3.7EPS $0.59 $0.27 $0.48  $MMs  1 Please refer to BWFG’s 4Q’17 Earnings Release for further detail2 Several one-time items contributed to a $0.26 reduction in reported 4Q’17 EPS; on a “core” basis, 4Q’17 EPS is $0.53, please refer to BWFG’s 4Q’17 Earnings Release for further detail  2  1

 Financial Snapshot  Dollars in thousands, except per share data  2014  2015  2016  2017  1Q’18  Total assets  $1,099,531  $1,330,372  $1,628,919  $1,796,607  $1,831,243  Net loans  $915,981  $1,129,748  $1,343,895  $1,520,879  $1,534,565  Loans to deposits  110.7%  109.1%  105.6%  110.1%  108.7%  Efficiency ratio  68.7%  62.3%  56.5%  54.9%  62.0%  Net interest margin  3.84%  3.77%  3.54%  3.30%  3.15%  Total capital to risk weighted assets  13.55%  13.39%  12.85%  12.19%  12.35%  Return on average equity  5.13%  6.76%  8.94%  8.93%  11.35%  Tangible book value per share  $16.35  $17.43  $18.98  $20.59  $21.12  Net interest income  $31,660  $42,788  $49,092  $54,364  $13,705  Net income  $4,568  $9,030  $12,350  $13,830  $4,600  EPS (fully diluted)  $0.78  $1.21  $1.62  $1.78  $0.59  1  1 Values are based on reported earnings / performance, which includes impact of DTA write-off, ALLL methodology change and other “one-off” items please refer to BWFG’s 4Q’17 Earnings Release for further detail

 Financial Performance Trends  Net IncomeCAGR 42%   RevenueCAGR 17%   EPS $0.78 $1.21 $1.62 $1.78 $0.59Efficiency Ratio 68.7% 62.3% 56.5% 54.9% 62.0%NIM 3.84% 3.77% 3.54% 3.30% 3.15%          1 Several one-time items contributed to a $0.26 reduction in reported 4Q’17 EPS; on a “core” basis, 2017 EPS is $2.03, please refer to BWFG’s 4Q’17 Earnings Release for further detail  1  Our 1Q’18 Efficiency Ratio was impacted by several items:Non-recurring expenses, such as a $363K increase in professional fees, as well as approximately $300K in loan origination costs, which could not be deferred due to lower loan volume,Forgone interest income on approximately $14MM in new non-performing loans Planned investment in people and infrastructure, primarily geared toward deposit gathering activities  Dollars in millions

 Loan Portfolio  CAGR 17%  $MMs  $1,543  $1,366  $1,148  $930  $1,556

 Loan Portfolio Concentration  Commercial Real Estate  Total Loan Portfolio  Consumer/ Other  1  1 Includes Owner Occupied CRE  March 2018 Product & Property Type Diversification

Loan Portfolio Concentration: CRE

Geography Distribution



SC
1.27%
TX
1.56%
GA
1.67%
PA
1.98%
All Other
9.19%
NY
11.32%
CT
73.00%

- Measured Approach To Expansion
- Following Existing Customers To New Locations

CRE to Risk Based Capital Ratio



440%
480%
471%
2016
2017
1Q18

- Proven track record as CRE Lender
- Strong risk management practices in place
- Developed rigorous suite of risk management reports, enabling multi-level portfolio stratification
- Team of 15 skilled credit analysts with average experience > 20 years

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 Asset Quality  1 Negative values represent Net Recoveries  Net Charge Offs to Total Loans1  NPAs $4.31 $5.04 $3.21 $5.48 $20.86  $MMs  NPA to Total Assets  1Q’18 uptick in non-performing loans driven by two specific loansVarious pathways to repayment under consideration – update in 2Q

 Deposits  CAGR 18%  $MMs  $835  $1,047  $1,289  $1,398  $1,427

Deposit Initiatives

Municipal Deposits

- Targeting the 12 municipalities in Bankwell's existing footprint
- $2+ billion of annual budgets represent large potential banking opportunities in footprint alone

Treasury Management

- Targeted *Professional Services* campaign focusing on Attorneys, CPAs, Medical & Non-Profits, Property Managers
- Treasury Management officers assigned to each Lender for coordinated sales

Expanded Network

- 3 new branches to open in 2Q in desirable markets of Darien, Westport and Stamford CT
- Launching online deposit generation in 2Q

Continued expansion of deposit gathering abilities

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Management Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke President & CEO *(since 2015)*	25+	• Founding investor of Bankwell's precursor, Bank of New Canaan, member of BoD and ALCO Committee 2009 to 2012 • 20 year Investment Banking career focused on financial institutions, securitizations and interest rate risk management • Management positions include Chief Operating Officer of Greenwich Capital Markets
Penko Ivanov EVP & CFO (*since 2016*)	25+	• CFO for Darien Rowayton Bank & Doral Bank's US Operations • Proven track record in building, improving and overseeing all areas of Finance, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functions • Prior experience includes 8 years with GE Capital in various finance roles
Heidi S. DeWyngaert EVP & Chief Lending Officer (*since 2004*)	30+	• Previously at Webster Bank, managing the Fairfield County Commercial Real Estate group • 10 years as Vice President for CRE at First Union National Bank
David P. Dineen EVP & Head of Community Banking (*since 2016*)	30+	• Previously at Capital One Commercial Bank as the National Market Manager for Treasury Management and Deposit Services • Managed Retail Branch networks and Treasury Management sales teams at NorthFork Bank and Commerce Bank
Christine A. Chivily EVP & Chief Risk & Credit Officer (*since 2013*)	30+	• Previously a Risk Manager for CRE and C&I at Peoples United Bank • SVP/Senior Credit Officer at RBS Greenwich Capital Markets (11 years); Director - Northeast Region, Multifamily at Freddie Mac (5 years); Manager, Loan Servicing - Distressed Assets at M&T Bank
Laura J. Waitz EVP & Chief of Staff (*since 2017*)	30+	• Previously Senior Managing Director, Global Head of Human Resources at The Blackstone Group (9 years) • Also at Citi Alternative Investments as MD & Global Head of Compensation & at Deutsche Bank as Head of Compensation (Americas) & as Global Compensation Mgr. for Private Equity & Investment Bank

Experienced management team with a diverse, non-community banking background

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